                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------------

Date of Report (Date of earliest event reported):

February 6, 2002

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                               Digex, Incorporated
             (Exact name of registrant as specified in its charter)


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               Delaware                                 59-3582217
               --------                          -------------------------
  (State or other jurisdiction of                    (I.R.S. Employer
   incorporation or organization)                 Identification Number)

                                    000-26873
                                     -------
                            (Commission File Number)

                               14400 Sweitzer Lane
                                Laurel, MD 20707
                    (Address of principal executive offices)

                                 (240) 264-2000
                               (Telephone Number)

ITEM 5.  OTHER EVENTS

    On February 6, 2002, Digex issued the attached press release.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         The following exhibit is filed herewith:

         Exhibit 99.1 Press Release dated February 6, 2002: "Digex Reports Fourth Quarter and Full Year Results for 2001"

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   February 7, 2002


                               DIGEX, INCORPORATED
                                  (Registrant)

                               /s/ T. SCOTT ZIMMERMAN
                               ---------------------
                               T. Scott Zimmerman
                         Interim Chief Financial Officer,
                          Vice President and Controller

                                  EXHIBIT INDEX

Exhibit No.                                Description
-----------                                -----------
99.1                Press Release dated February 6, 2002: "Digex Reports Fourth
                    Quarter and Full Year 2001 Results"